UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2025

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2135 American Way
Chamblee, Georgia	30341
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	UP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Promotion of Mark Briffa as Chief Sales Officer

On June 17, 2025 (the “Effective Date”), Wheels Up Experience Inc. (the “Company” or “Wheels Up”) announced that Mark Briffa has been promoted to the newly created position of Chief Sales Officer of Wheels Up, effective as of the Effective Date. As Chief Sales Officer, he will oversee both Wheels Up’s membership and charter sales teams to drive a unified sales strategy across all offerings and customer segments. Mr. Briffa most recently served as Wheels Up’s EVP, Charter and CEO of the Company’s subsidiary, Air Partner Limited, from February 2024 to June 2025, where he led the Company’s global charter business. Additional details about Mr. Briffa’s background and experience are disclosed on page 65 of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 24, 2025 (the “Proxy Statement”).

Departure of David Harvey as Chief Commercial Officer

On the Effective Date, the Company announced that David Harvey, the Company’s Chief Commercial Officer, will depart from his position with the Company effective June 19, 2025, but will continue to act as a senior advisor to the Company through August 2025. Mr. Harvey is expected to receive certain payments and benefits contemplated by his Offer Letter with the Company and the Company’s Executive Severance Guidelines, the terms of which were disclosed on pages 75 and 83-84, respectively, of the Proxy Statement, as well as payments equal to three months of his current base salary in exchange for services to be provided to the Company as a senior advisor, which are anticipated to be set forth in a separation and release agreement to be executed by the parties and filed with the SEC as an exhibit to the Company’s upcoming Quarterly Report on Form 10-Q for the three months ending June 30, 2025.

Item 7.01	Regulation FD Disclosure.

Promotion of Meaghan Wells as Chief Growth Officer

On the Effective Date, the Company announced that Meaghan Wells has been promoted to the newly created position of Chief Growth Officer of Wheels Up, effective as of the Effective Date. Ms. Wells most recently served as Wheels Up’s EVP, Enterprise Strategy and Planning from November 2024 to June 2025, where she has been responsible for enterprise planning, fleet and corporate strategy, corporate development and commercial partnerships. In her role as Chief Growth Officer, she will be responsible for oversight of revenue management, product strategy and competitive analysis, while continuing to lead the Company’s fleet and corporate strategy, partnerships and enterprise planning efforts.

Expanded Role of Kristen Lauria as Chief Marketing Officer

On the Effective Date, the Company also announced that Kristen Lauria, the Company’s Chief Marketing Officer, will take on an expanded role that includes customer experience in addition to marketing and communications, which the Company expects will drive deeper integration across brand, communications and customer engagement. As Wheels Up progresses its previously announced fleet modernization strategy, investing in and enhancing all aspects of the customer experience is anticipated to be a key strategic focus area for the Company.

Press Release

On June 17, 2025, the Company issued a press release regarding the executive leadership changes described in Items 5.02 and 7.01 of this Current Report on Form 8-K (this “Current Report”), a copy of which is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and Exhibit 99.1 furnished herewith contain certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of the control of the Company. These forward-looking statements include, but are not limited to, statements regarding the expected impact and timing of certain personnel transitions on Wheels Up, Wheels Up’s growth plans, the degree of market adoption of Wheels Up’s member programs, charter offerings and any future services it may offer, and the anticipated impact of Wheels Up’s fleet modernization strategy. The words “anticipate,” “continue,” “could,” “expect,” “plan,” “potential,” “should,” “would,” “pursue” and similar expressions, may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 11, 2025 and the Company’s other filings with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, the Company does not intend to update any of these forward-looking statements after the date of this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release, dated June 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: June 17, 2025	By:	/s/ George Mattson
		Name:	George Mattson
		Title:	Chief Executive Officer